UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  August 25, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-1 Home Equity Mortgage Pass-Through Certificates, Series 2004-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-107055-19              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2004 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer and as back-up servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

    On August 25, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 25, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-1
Home Equity Mortgage Pass-Through Certificates, Series 2004-1
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date: August 30, 2004               By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2004




Exhibit 99.1
Monthly Certificateholder Statement on August 25, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 1
                           Statement to Certificate Holders
                                  August 25, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         118,000,000.00      92,763,903.93     7,311,611.15    139,918.89    7,451,530.04    0.00     0.00       85,452,292.78
A2          88,000,000.00      64,474,825.69     6,815,908.70     88,115.60    6,904,024.30    0.00     0.00       57,658,916.99
A3          22,000,000.00      22,000,000.00             0.00     35,750.00       35,750.00    0.00     0.00       22,000,000.00
AR                 100.00               0.00             0.00          0.00            0.00    0.00     0.00                0.00
M1          31,500,000.00      31,500,000.00             0.00     55,125.00       55,125.00    0.00     0.00       31,500,000.00
M2          22,500,000.00      22,500,000.00             0.00     53,437.50       53,437.50    0.00     0.00       22,500,000.00
B           18,000,000.00      18,000,000.00             0.00     51,750.00       51,750.00    0.00     0.00       18,000,000.00
P                  100.00             100.00             0.00    207,339.07      207,339.07    0.00     0.00              100.00
X2                   0.00               0.00             0.00          0.00            0.00    0.00     0.00                0.00
TOTALS     300,000,200.00     251,238,829.62    14,127,519.85    631,436.06   14,758,955.91    0.00     0.00      237,111,309.77

AIO        114,000,000.00      89,619,364.81             0.00    115,758.35      115,758.35    0.00     0.00       82,555,604.89
X1         300,000,000.00     257,406,012.76             0.00          0.00            0.00    0.00     0.00      244,569,916.51
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      22541Q5S7        786.13477907   61.96280636         1.18575331        63.14855966    724.17197271    A1      1.810000 %
A2      22541Q6B3        732.66847375   77.45350795         1.00131364        78.45482159    655.21496580    A2      1.640000 %
A3      22541Q6C1      1,000.00000000    0.00000000         1.62500000         1.62500000  1,000.00000000    A3      1.950000 %
AR      22541Q5U2          0.00000000    0.00000000         0.00000000         0.00000000      0.00000000    AR      9.475473 %
M1      22541Q5V0      1,000.00000000    0.00000000         1.75000000         1.75000000  1,000.00000000    M1      2.100000 %
M2      22541Q5W8      1,000.00000000    0.00000000         2.37500000         2.37500000  1,000.00000000    M2      2.850000 %
B       22541Q5X6      1,000.00000000    0.00000000         2.87500000         2.87500000  1,000.00000000    B       3.450000 %
P       22541Q5Y4      1,000.00000000    0.00000000              #####               ####  1,000.00000000    P       9.475473 %
TOTALS                   837.46220709   47.09170144         2.10478546        49.19648690    790.37050565

AIO     22541Q5T5        786.13477904    0.00000000         1.01542412         1.01542412    724.17197272    AIO     1.550000 %
X1      22541Q5Z1        858.02004253    0.00000000         0.00000000         0.00000000    815.23305503    X1      0.000000 %
----------------------------------------------------------------------------------------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                TAOHEED A. AGBABIAKA
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004-2477
                              Tel: (212) 623-4481
                               Fax: 212) 623-5858
                      Email: taoheed.agbabiaka@jpmorgan.com

Sec. 4.06(a)(i)             Principal Remittance Amount                                                             12,640,296.13

                            Scheduled Principal Payments                                                               273,392.10

                            Principal Prepayments                                                                   12,203,361.79

                            Curtailments                                                                                59,636.20

                            Curtailment Interest Adjustments                                                               116.16

                            Repurchase Principal                                                                             0.00

                            Substitution Amounts                                                                             0.00

                            Net Liquidation Proceeds                                                                    97,791.62

                            End of Pre-Funding Period Transfer                                                               0.00

                            Other Principal Adjustments                                                                     -0.02

                            Gross Interest                                                                           2,154,972.85

                            Recoveries from Prior Loss Determinations                                                    5,998.28

                            Reimbursements of Non-Recoverable Advances Previously Made                                  14,278.25

                            Recovery of Reimbursements Previously Deemed Non-Recoverable                                     0.00

Prepayment Penalties        Number of Loans with Respect to which Prepayment Penalties were Collected                         102

                            Balance of Loans with Respect to which Prepayment Penalties were Collected               5,047,654.33

                            Amount of Prepayment Penalties Collected                                                   207,338.28

Sec. 4.06(a)(iv)            Beginning Number of Loans Outstanding                                                           6,094

                            Beginning Aggregate Loan Balance                                                       257,406,012.76

                            Ending Number of Loans Outstanding                                                              5,833

                            Ending Aggregate Loan Balance                                                          244,569,916.51

Sec. 4.06(a)(v)             Servicing Fees (Including Credit Risk Manager Fees)                                        111,469.72

                            Trustee Fees                                                                                 2,145.05

Sec. 4.06(a)(vii)           Current Advances                                                                                  N/A

                            Aggregate Advances                                                                                N/A

Section 4.06(a)(viii)       Delinquent Mortgage Loans
                                                               Group 1
                                                                                     Principal
                                          Category              Number                Balance               Percentage
                                          1 Month                  55             2,260,879.73                  0.92 %
                                          2 Month                  32             1,378,316.71                  0.56 %
                                          3 Month                  37             1,821,290.01                  0.74 %
                                           Total                  124             5,460,486.45                  2.22 %
                                        * Delinquent Bankruptcies are included in the table above.

                                        Bankruptcies
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  34            1,169,228.73                  0.48 %
                                                              * Only Current Bankruptcies are reflected in the table above.

                                        Foreclosures
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  1               54,859.19                  0.02 %

Section 4.06(a)(xi)                     REO Properties
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   0                    0.00                  0.00 %

Section 4.06(a)(xii)    Current Realized Losses                                                                       201,798.40

                        Cumulative Realized Losses - Reduced by Recoveries                                            531,383.40

Sec. 4.06 (a)(xiv)      Amount on Deposit in Pre-Funding Account                                                            0.00

Sec. 4.06 (a)(xiv)      Capitalized Interest Requirement                                                                    0.00

Sec. 4.06 (a)(xiv)      Weighted Average Net Mortgage Rate                                                             9.47848 %

Sec. 4.06 (a)(xiv)      Net Excess Spread                                                                              1.04292 %

Trigger Event           Trigger Event Occurrence (Effective December 2006)                                                    NO
                        (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                        Rolling 3 Month Delinquency Rate                                                               1.11922 %
                        Sr. Enhancement Percentage x 16%                                                               5.19826 %
                                              OR
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limi
                        Cumulative Loss % of Original Aggregate Collateral Balance                                        0.18 %
                        Cumulative Loss Limit                                                                             8.00 %

O/C Reporting           Targeted Overcollateralization Amount                                                      17,250,011.50
                        Ending Overcollateralization Amount                                                         7,458,606.73
                        Ending Overcollateralization Deficiency                                                     9,791,404.77
                        Overcollateralization Release Amount                                                                0.00
                        Monthly Excess Interest                                                                     1,487,223.71
                        Payment to Class X-1                                                                                0.00
